UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-07353

T. Rowe Price Corporate Income Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: May 31

Date of reporting period: November 30, 2009

Item 1: Report to Shareholders

Corporate Income Fund	November 30, 2009

The views and opinions in this report were current as of November 30, 2009. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

REPORTS ON THE WEB

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Manager’s Letter

Fellow Shareholders

Corporate bonds generated solid returns during the past six months as credit market conditions continued to improve and Federal Reserve officials stated that they intend to keep short-term interest rates very low “for an extended period.” High yield bonds fared best and produced powerful gains, but investment-grade corporate bonds also did very well.

MARKET ENVIRONMENT

The longest and deepest U.S. recession since the Great Depression seems to be coming to an end. The economy, which shrank at an annualized rate of more than 5% in the fourth quarter of 2008 and in the first quarter of 2009, contracted by only 0.7% in the second quarter and grew 2.8% in the third. While national unemployment has increased to 10% and consumer spending has been restrained, job losses in recent months have been significantly lower than they were at the beginning of 2009. In addition, there are signs of stabilizing residential real estate markets in some cities, and equities have rebounded sharply from their early-March lows.

The process of healing occurring in financial markets has led to an improvement in underlying corporate fundamentals. For example, corporations have been able to issue long-term debt at historically low yields to replace precarious short-term debt as well as long-term debt previously issued at higher interest rates. Companies have been able to enhance balance sheet liquidity and, in some cases, finance merger and acquisition activity. As a result, interest costs are substantially lower, and cash is available for industry consolidation.

For example, Xerox and Abbott Laboratories are among our investment-grade companies that have recently announced large acquisitions. Year-to-date, there has been more than $700 billion of fixed rate investment-grade corporate debt issued in the primary market—including FDIC-guaranteed bonds—which already exceeds the 2008 total of $563 billion. Most new issues have been well received, and sustained cash inflows into the asset class have led to higher cash positions for investment-grade corporate bond managers. (Please refer to the portfolio of investments for a complete listing of holdings and the amount each represents in the portfolio.)

PERFORMANCE

During the six-month period ended November 30, 2009, your fund generated a solid double-digit gain that trailed the return of the Barclays Capital U.S. Credit Baa Index but surpassed that of our Lipper peer group average. Several factors contributed to our lagging results versus the Barclays index, including bond selection in the banking sector and an underweight allocation to the insurance sector. The fund’s net asset value climbed from $8.47 at the end of May to $9.44 at the end of the reporting period, while dividends contributed $0.25 per share to the six-month total return. The 30-day SEC yield fell from 6.05% to 4.53% as yield spreads in our sectors continued to tighten.

Banking issues outpaced the broad fixed income market, and our overweight exposure to this sector helped the fund’s relative performance. However, issue selection within the group was negative due primarily to our limited exposure to more speculative securities such as hybrid, trust-preferred, and other subordinated securities. Subordinated paper generally outpaced senior debt as the market rallied, providing further evidence of investors’ demand for yield. We typically focus on the senior portion of the capital structure in large, bellwether banking institutions such as Morgan Stanley and JPMorgan Chase, which were the largest detriments to performance during the past six months.

Our underweight in the consumer noncyclical sector was beneficial. This segment of the market includes traditionally defensive industries, such as health care, which failed to keep pace with the broad market rally. However, an underweight allocation to the insurance sector weighed on relative performance during the period. Credit selection in this sector was also somewhat negative as we had little exposure to the higher-risk, lower-rated insurance companies that posted the strongest performance. For example, we avoided AIG, a higher-risk credit in our index that returned more than 30% in the third quarter. We remain concerned about the investment portfolios of many insurance companies, although we increased our position in Prudential Financial, a best-in-class insurance firm with adequate capital and a diverse earnings profile. While our caution worked against us during the period, we prefer to err on the side of prudence.

Banking remains our most significant overweight allocation versus the Barclays index, which has minimal exposure to this sector. We remain optimistic about the group based on our belief that the pending regulation of the banking industry will reduce the risk of future disruptions to the system. We are also overweight in telecommunications with a favorable view of diversified companies in the group such as AT&T,Verizon Communications, and Rogers Communications. These companies have remained resilient despite a consumer-led economic slowdown, particularly due to solid results from their wireless business segments. We have a position in commercial mortgage-backed securities (CMBS), which are not held in the benchmark. The CMBS sector is facing a challenging fundamental backdrop amid declining commercial real estate prices, increasing delinquencies, and downgrade concerns, but we invest only in the highest-quality, credit-enhanced CMBS tranches that are structured to withstand significant losses before principal is impaired. In addition, we are underweight in the electric utility sector with exposure to regulated firms at the operating company level.

At the end of November, 54% of the portfolio was invested in bonds rated BBB, and 38% was allocated to bonds rated A and higher (a total of 92% in investment-grade credits). The balance of the portfolio was diversified among BB securities and reserves. Banking composed 19.8% of the portfolio, media and telecommunications 20.1%, energy 7.5%, electric utilities 7.3%, and the balance was allocated among a broad range of sectors including natural gas, basic industry, and other groups.

OUTLOOK

Improving investor sentiment and compelling valuations relative to other asset classes have led to strong demand for investment-grade corporate bonds. However, corporate bond yields relative to Treasury yields have tightened substantially in recent months amid the initial signs of an economic recovery. With these yield spreads now close to two percentage points, we believe the asset class is moving into a new phase. In particular, we believe that fundamental factors will now receive more scrutiny as investors search for signs of improving earnings and cash flow.

There is still significant risk that the challenging economic climate will continue to impair cyclical businesses and have a negative impact on earnings as the benefits associated with cost-cutting eventually fade. In an environment in which corporate fundamentals resurface as the primary driver of performance, thorough independent research and bottom-up credit selection will be crucial—which favors our investment strategy. We maintain a cautious outlook for the investment-grade corporate market, and our experienced team remains committed to our risk-conscious, fundamental investment approach and long-term perspective that have helped us weather volatile market conditions in the past.

Thank you for investing with T. Rowe Price.

Respectfully submitted,

David A. Tiberii
Chairman of the fund’s Investment Advisory Committee

December 18, 2009

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF FIXED INCOME INVESTING

Bonds are subject to interest rate risk (the decline in bond prices that usually accompanies a rise in interest rates) and credit risk (the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default by failing to make timely payments of interest or principal), potentially reducing the fund’s income level and share price. High yield corporate bonds could have greater price declines than funds that invest primarily in high-quality bonds. Companies issuing high yield bonds are not as strong financially as those with higher credit ratings, so the bonds usually are considered speculative investments.

GLOSSARY

Average maturity: The weighted average of the stated maturity dates of the portfolio’s securities. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes. A shorter average maturity usually means less interest rate sensitivity and, therefore, a less volatile portfolio.

Barclays Capital U.S. Credit Baa Index: A measure of corporate and noncorporate fixed income securities that are rated investment grade (Baa by Moody’s Investors Service and BBB by Standard & Poor’s) and have at least 10 years to final maturity.

Duration: A measure of a bond fund’s sensitivity to changes in interest rates. For example, a fund with a duration of 6.0 years would fall about 6% in price in response to a one-percentage-point rise in interest rates, and vice versa.

Lipper averages: The averages of available mutual fund performance returns for specified time periods in defined categories as tracked by Lipper Inc.

Performance and Expenses

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

Financial Highlights For a share outstanding throughout each period

	6 Months Ended 11/30/09‡	Year Ended 5/31/09‡	5/31/08‡	5/31/07‡	5/31/06‡	5/31/05‡
NET ASSET VALUE						
Beginning of period	$ 8.47	$ 9.20	$ 9.61	$ 9.31	$ 9.80	$ 9.49
Investment activities						
Net investment income	0.25(1)	0.48(1)	0.50(1)	0.49(1)	0.47(1)	0.46(1)
Net realized and unrealized gain (loss)	0.97	(0.72)	(0.41)	0.31	(0.49)	0.31
Total from investment activities	1.22	(0.24)	0.09	0.80	(0.02)	0.77
Distributions						
Net investment income	(0.25)	(0.49)	(0.50)	(0.50)	(0.47)	(0.46)
NET ASSET VALUE						
End of period	**$ 9.44**	**$ 8.47**	**$ 9.20**	**$ 9.61**	**$ 9.31**	**$ 9.80**
Ratios/Supplemental Data						
Total return(2)	14.58%(1)	(2.34)%(1)	0.94%(1)	8.70%(1)	(0.25)%(1)	8.27%(1)
Ratio of total expenses to average net assets	0.63%(1)(3)	0.73%(1)	0.74%(1)	0.73%(1)	0.78%(1)	0.78%(1)
Ratio of net investment income to average net assets	5.58%(1)(3)	5.86%(1)	5.30%(1)	5.18%(1)	4.88%(1)	4.71%(1)
Portfolio turnover rate	21.6%	36.3%	38.9%	42.8%	59.4%	61.3%
Net assets, end of period (in thousands)	$ 566,682	$ 428,296	$ 250,299	$ 215,857	$ 200,838	$ 237,388

‡ Per share amounts calculated using average shares outstanding method.

(1) See Note 6. Excludes expenses permanently waived of 0.01%, 0.01%, 0.01%, 0.01% 0.01% and 0.02% of average net assets for the six-months ended 11/30/09, and the years ended 5/31/09, 5/31/08, 5/31/07, 5/31/06, and 5/31/05, respectively, related to investments in T. Rowe Price mutual funds.

(2) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

(3) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments ‡

(Amounts in 000s)

	$ Par/Shares	Value
CORPORATE BONDS 89.7%		
FINANCIAL INSTITUTIONS 29.3%		
Banking 19.6%		
American Express, 7.25%, 5/20/14	1,560	1,785
American Express Credit, 5.125%, 8/25/14	2,395	2,545
American Express Credit, 5.875%, 5/2/13	1,245	1,347
American Express Credit, 7.30%, 8/20/13	1,285	1,455
Bank of America, 5.65%, 5/1/18	4,750	4,771
Bank of America, 6.50%, 8/1/16	4,140	4,434
Bank of America, 7.375%, 5/15/14	2,455	2,758
Bank of America Capital Trust VI, 5.625%, 3/8/35	1,347	964
Barclays Bank, 5.20%, 7/10/14	1,260	1,354
Barclays Bank, 6.75%, 5/22/19	595	679
BB&T, 5.70%, 4/30/14	2,795	3,079
BB&T Capital Trust II, 6.75%, 6/7/36	485	463
BBVA Bancomer, VR, 6.008%, 5/17/22 (1)	1,000	927
Capital One Capital IV, VR, 6.745%, 2/17/37	1,215	966
Capital One Financial, 7.375%, 5/23/14	730	839
Citigroup, 5.50%, 4/11/13	3,250	3,365
Citigroup, 5.50%, 10/15/14	1,300	1,327
Citigroup, 6.125%, 5/15/18	1,240	1,235
Citigroup, 6.50%, 8/19/13	4,820	5,125
Credit Suisse, 5.50%, 5/1/14	4,230	4,658
Credit Suisse First Boston (USA), 6.125%, 11/15/11	720	785
Credit Suisse Guernsey, VR, 5.86%, 5/29/49	1,000	835
Credit Suisse New York, 5.30%, 8/13/19	1,300	1,367
Discover Bank, 8.70%, 11/18/19	2,550	2,672
FBOP Capital Trust II, 10.00%, 1/15/10 (1)(2)	800	—
Fifth Third Bancorp, 6.25%, 5/1/13	260	272
Fifth Third Bancorp, 8.25%, 3/1/38	440	429

Goldman Sachs, 6.00%, 5/1/14	1,065	1,178
Goldman Sachs, 6.15%, 4/1/18	2,630	2,844
Goldman Sachs, 6.60%, 1/15/12	960	1,054
Goldman Sachs, 6.75%, 10/1/37	815	837
Goldman Sachs, 7.50%, 2/15/19	8,665	10,251
Goldman Sachs Capital I, 6.345%, 2/15/34	1,023	946
HSBC Bank USA, 4.625%, 4/1/14	1,040	1,101
Independence Community Bank, VR, 2.11%, 4/1/14	205	198
JPMorgan Chase, 4.65%, 6/1/14	2,245	2,397
JPMorgan Chase, 4.75%, 5/1/13	1,235	1,323
JPMorgan Chase, 6.00%, 1/15/18	2,195	2,382
JPMorgan Chase Capital XVIII, 6.95%, 8/17/36	230	226
JPMorgan Chase Capital XXII, 6.45%, 2/2/37	405	365
JPMorgan Chase Capital XXVII, 7.00%, 11/1/39	3,470	3,495
Merrill Lynch, 5.45%, 2/5/13	2,065	2,180
Merrill Lynch, 6.875%, 4/25/18	2,835	3,052
Merrill Lynch, 7.75%, 5/14/38	1,720	1,878
Morgan Stanley, 6.00%, 4/28/15	1,650	1,788
Morgan Stanley, 6.625%, 4/1/18	850	925
Morgan Stanley, 7.30%, 5/13/19	11,685	13,179
Northern Trust, 4.625%, 5/1/14	1,010	1,101
Northern Trust, 5.50%, 8/15/13	540	598
PNC Funding, 6.70%, 6/10/19	2,235	2,543
Wachovia, 5.75%, 2/1/18	1,960	2,065
Westpac Banking, 4.875%, 11/19/19	2,500	2,530
		110,872
Brokerage 1.1%		
Ameriprise Financial, 7.30%, 6/28/19	2,180	2,505
FMR, 5.35%, 11/15/21 (1)	1,700	1,716

Jefferies Group, 6.25%, 1/15/36	1,150	942
Jefferies Group, 8.50%, 7/15/19	975	1,069
		6,232
Finance Companies 2.9%		
Discover Financial Services, 10.25%, 7/15/19	1,070	1,246
GE Capital, 3.75%, 11/14/14	1,700	1,710
GE Capital, 4.80%, 5/1/13	2,075	2,194
GE Capital, 5.875%, 1/14/38	2,555	2,383
GE Capital, 5.90%, 5/13/14	1,430	1,569
GE Capital, 6.00%, 8/7/19	2,645	2,806
International Lease Finance, 6.625%, 11/15/13	2,970	2,391
SLM Corporation, 5.125%, 8/27/12	1,075	989
SLM Corporation, 8.45%, 6/15/18	1,220	1,099
		16,387
Insurance 2.6%		
ACE INA Holdings, 5.90%, 6/15/19	440	492
AFLAC, 8.50%, 5/15/19	2,000	2,366
Lincoln National, 8.75%, 7/1/19	1,070	1,249
Markel, 7.125%, 9/30/19	1,315	1,379
NLV Financial, 7.50%, 8/15/33 (1)	440	322
Ohio National Financial Services, 6.35%, 4/1/13 (1)	195	183
Principal Financial Group, 6.05%, 10/15/36	280	255
Principal Financial Group, 8.875%, 5/15/19	1,500	1,773
Principal Mutual Life Insurance, 8.00%, 3/1/44 (1)	405	385
Prudential Financial, 4.75%, 9/17/15	1,960	2,003
Prudential Financial, 6.20%, 1/15/15	1,000	1,085
Reinsurance Group of America, 6.45%, 11/15/19	1,295	1,329
RLI Corporation, 5.95%, 1/15/14	235	233
WellPoint, 5.00%, 1/15/11	365	379

WEA Finance, 7.50%, 6/2/14 (1)	1,655	1,844
		17,619
Total Financial Institutions		165,971

INDUSTRIAL 46.7%

Basic Industry 5.0%

Air Products & Chemicals, 4.375%, 8/21/19	180	185
Allegheny Technologies, 9.375%, 6/1/19	1,925	2,170
Arcelormittal, 5.375%, 6/1/13	2,700	2,840
Barrick Gold Finance, 6.125%, 9/15/13	2,325	2,602
Boise Cascade, 7.125%, 10/15/14	260	231
Celulosa Arauco y Constitucion, 5.125%, 7/9/13	478	500
Freeport-McMoRan Copper & Gold, 8.375%, 4/1/17	325	350
Lubrizol, 8.875%, 2/1/19	1,580	1,999
Placer Dome, 6.45%, 10/15/35	1,350	1,411
Potash Corporation of Saskatchewan, 4.875%, 3/30/20	2,265	2,298
Praxair, 4.375%, 3/31/14	595	643
Rio Tinto Finance, 5.875%, 7/15/13	1,955	2,125
Rio Tinto Finance, 8.95%, 5/1/14	4,200	5,033
Steel Dynamics, 6.75%, 4/1/15	375	362
Vale Overseas Limited, 6.25%, 1/23/17	1,870	2,009
Vale Overseas Limited, 6.875%, 11/10/39	2,755	2,859
Xstrata Finance Canada, 5.50%, 11/16/11 (1)	500	523
		28,140

Capital Goods 2.0%

Caterpillar Financial Services, 5.85%, 9/1/17	565	619
Danaher, 5.40%, 3/1/19	740	819
Embraer, 6.375%, 1/15/20	630	614
Holcim, 6.00%, 12/30/19 (1)	2,575	2,715

John Deere Capital, 7.00%, 3/15/12	555	625
Lafarge, 6.15%, 7/15/11	445	467
Republic Services, 5.50%, 9/15/19 (1)	2,105	2,202
Roper Industries, 6.25%, 9/1/19	1,355	1,459
Waste Management, 6.10%, 3/15/18	1,500	1,606
Waste Management, 7.375%, 5/15/29	220	255
		11,381
Communications 18.0%		
America Movil, 5.00%, 10/16/19 (1)	1,310	1,311
America Movil, 5.625%, 11/15/17	1,310	1,409
America Movil, 6.375%, 3/1/35	3,547	3,812
American Tower, 4.625%, 4/1/15 (1)	465	479
American Tower, 7.25%, 5/15/19 (1)	4,743	5,288
AT&T, 5.80%, 2/15/19	5,550	6,026
AT&T, 6.45%, 6/15/34	1,235	1,291
AT&T, STEP, 7.30%, 11/15/11	690	767
AT&T Broadband, 8.375%, 3/15/13	726	851
AT&T Wireless, 7.875%, 3/1/11	1,710	1,850
British Sky Broadcasting, 6.10%, 2/15/18 (1)	530	583
British Sky Broadcasting, 9.50%, 11/15/18 (1)	3,960	5,185
British Telecommunications, 5.15%, 1/15/13	1,635	1,733
CC Holdings, 7.75%, 5/1/17 (1)	3,330	3,530
Comcast, 5.70%, 5/15/18	2,030	2,170
Cox Communications, 7.125%, 10/1/12	890	1,010
Cox Communications, 8.375%, 3/1/39 (1)	2,180	2,680
DirecTV Holdings, 5.875%, 10/1/19 (1)	3,170	3,284
Discovery Communications, 5.625%, 8/15/19	1,635	1,732
Grupo Televisa, 6.625%, 1/15/40 (1)	1,965	1,957
News America, 6.15%, 3/1/37	4,405	4,407

News America, 7.85%, 3/1/39	1,600	1,918
Omnicom Group, 6.25%, 7/15/19	2,805	3,120
Rogers Communications, 6.80%, 8/15/18	3,260	3,738
Rogers Wireless, 6.375%, 3/1/14	3,340	3,747
Telecom Italia Capital, 5.25%, 11/15/13	2,840	3,035
Telecom Italia Capital, 6.175%, 6/18/14	1,950	2,153
Telefonica Emisiones, 5.877%, 7/15/19	1,515	1,672
Telefonica Emisiones, 6.221%, 7/3/17	725	815
Telemar Norte Leste, 9.50%, 4/23/19	469	561
Telemar Norte Leste, 9.50%, 4/23/19 (1)	591	704
Thomson Reuters, 4.70%, 10/15/19	480	494
Thomson Reuters, 6.50%, 7/15/18	2,000	2,303
Time Warner Cable, 5.40%, 7/2/12	1,685	1,817
Time Warner Cable, 7.30%, 7/1/38	3,670	4,129
Time Warner Cable, 7.50%, 4/1/14	1,520	1,767
Verizon Communications, 6.35%, 4/1/19	3,450	3,878
Verizon Communications, 6.90%, 4/15/38	730	831
Verizon Global Funding, 7.75%, 12/1/30	880	1,058
Verizon Virginia, 4.625%, 3/15/13	2,085	2,183
Verizon Wireless, 5.55%, 2/1/14	3,515	3,882
Verizon Wireless, 8.50%, 11/15/18	2,635	3,372
Videotron, 6.875%, 1/15/14	175	172
Vivendi Universal, 5.75%, 4/4/13 (1)	1,620	1,722
Vodafone, 5.625%, 2/27/17	810	887
WPP Finance, 8.00%, 9/15/14	760	866
		102,179
Consumer Cyclical 5.2%		
AOL Time Warner, 7.70%, 5/1/32	1,355	1,591
DaimlerChrysler N.A Holding, 6.50%, 11/15/13	2,620	2,876

Hyatt Hotels, 5.75%, 8/15/15 (1)	2,920	3,098
Hyundai Capital Services, 6.00%, 5/5/15 (1)	800	838
J.C. Penney, 9.00%, 8/1/12	2,495	2,764
Lennar, 5.60%, 5/31/15	450	407
Lennar, 5.95%, 10/17/11	285	285
Macy's, 5.35%, 3/15/12	395	394
McDonald's, 5.70%, 2/1/39	1,590	1,690
MDC Holdings, 5.375%, 12/15/14	885	897
Nordstrom, 6.75%, 6/1/14	1,050	1,187
NVR, 5.00%, 6/15/10	225	228
Pulte Homes, 5.20%, 2/15/15	785	732
Royal Caribbean Cruises, 7.00%, 6/15/13	900	855
Speedway Motorsports, 6.75%, 6/1/13	435	428
Staples, 9.75%, 1/15/14	1,350	1,634
Time Warner, 6.875%, 6/15/18	6,830	7,686
TJX Companies, 6.95%, 4/15/19	1,390	1,672
		29,262
Consumer Non-Cyclical 6.5%		
Altria Group, 8.50%, 11/10/13	2,050	2,410
Altria Group, 9.25%, 8/6/19	2,395	2,920
AmerisourceBergen, 4.875%, 11/15/19	600	606
Amgen, 6.40%, 2/1/39	600	686
Anheuser-Busch InBev, 5.375%, 1/15/20 (1)	1,025	1,076
Anheuser-Busch InBev, 7.20%, 1/15/14 (1)	2,346	2,659
B.A.T. International Finance, 8.125%, 11/15/13 (1)	2,130	2,490
Baxter International, 4.00%, 3/1/14	1,065	1,130
Bunge Limited Finance, 8.50%, 6/15/19	915	1,069
Bunge NA Finance, 5.90%, 4/1/17	1,500	1,507
Cargill, 7.35%, 3/6/19 (1)	2,000	2,404

Coca-Cola Amatil, 3.25%, 11/2/14 (1)	1,750	1,779
Delhaize, 6.50%, 6/15/17	2,125	2,380
Express Scripts, 6.25%, 6/15/14	1,780	1,981
General Mills, 5.65%, 2/15/19	1,000	1,107
Highmark, 6.80%, 8/15/13 (1)	880	925
Kroger, 3.90%, 10/1/15	1,035	1,065
Kroger, 7.50%, 1/15/14	265	309
Reynolds American, 7.25%, 6/1/13	2,500	2,712
SABMiller, 6.20%, 7/1/11 (1)	325	348
Safeway, 6.25%, 3/15/14	330	370
Teva Pharmaceutical Finance, 5.55%, 2/1/16	1,335	1,444
Ventas Realty, 6.50%, 6/1/16	530	505
Watson Pharmaceuticals, 6.125%, 8/15/19	2,475	2,617
		36,499

Energy 7.3%

Canadian Natural Resources, 6.25%, 3/15/38	1,830	1,943
Canadian Natural Resources, 6.45%, 6/30/33	1,060	1,140
Devon Energy, 5.625%, 1/15/14	1,675	1,860
Devon Financing, 7.875%, 9/30/31	2,430	3,052
Diamond Offshore Drilling, 5.70%, 10/15/39	855	862
Diamond Offshore Drilling, 5.875%, 5/1/19	910	1,002
EnCana, 5.90%, 12/1/17	2,075	2,262
EnCana, 6.50%, 5/15/19	775	876
EnCana, 6.50%, 8/15/34	665	717
EOG Resources, 5.875%, 9/15/17	570	643
Hess, 7.875%, 10/1/29	2,618	3,167
Hess, 8.125%, 2/15/19	565	696
Marathon Oil, 5.90%, 3/15/18	1,125	1,209
Marathon Oil, 6.50%, 2/15/14	430	486

Nabors Industries, 9.25%, 1/15/19	2,295	2,840
Petro-Canada, 6.80%, 5/15/38	510	564
PF Export Receivables Master Trust, 6.436%, 6/1/15 (1)	88	93
Pride International, 8.50%, 6/15/19	2,000	2,227
Rowan Companies, 7.875%, 8/1/19	1,380	1,531
Smith International, 8.625%, 3/15/14	1,100	1,284
Sunoco, 4.875%, 10/15/14	390	398
Sunoco, 5.75%, 1/15/17	1,155	1,189
Sunoco, 9.625%, 4/15/15	1,855	2,272
Valero Energy, 6.125%, 6/15/17	2,140	2,255
Valero Energy, 9.375%, 3/15/19	1,810	2,175
Weatherford International, 9.625%, 3/1/19	1,405	1,761
Woodside Finance, 4.50%, 11/10/14 (1)	1,075	1,099
XTO Energy, 5.65%, 4/1/16	1,325	1,416
YPF Sociedad Anonima, 10.00%, 11/2/28	550	552
		41,571
Technology 1.0%		
Xerox, 5.50%, 5/15/12	1,505	1,597
Xerox, 6.35%, 5/15/18	900	970
Xerox, 8.25%, 5/15/14	2,580	3,015
		5,582
Transportation 1.7%		
Burlington Northern Santa Fe, 6.15%, 5/1/37	1,300	1,429
Canadian Pacific Railroad, 7.25%, 5/15/19	940	1,106
Continental Airlines, 7.25%, 11/10/19	425	430
Continental Airlines, 9.00%, 7/8/16	2,270	2,412
Delta Air Lines, 6.821%, 8/10/22	1,488	1,414
Delta Air Lines, 7.75%, 12/17/19	440	441
ERAC USA Finance, 5.60%, 5/1/15 (1)	875	901

Norfolk Southern, 5.59%, 5/17/25	423	429
Norfolk Southern, 7.25%, 2/15/31	742	904
Union Pacific, 5.70%, 8/15/18	330	360
		9,826
Total Industrial		264,440

UTILITY 13.7%

Electric 7.2%

Allegheny Energy Supply, 6.75%, 10/15/39 (1)	1,690	1,635
Appalachian Power, 6.375%, 4/1/36	500	532
Appalachian Power, 7.95%, 1/15/20	1,750	2,171
Black Hills, 6.50%, 5/15/13	1,285	1,376
Black Hills, 9.00%, 5/15/14	1,575	1,846
Carolina Power & Light, 5.30%, 1/15/19	1,270	1,377
Centerpoint Energy, 7.25%, 9/1/10	880	905
Consolidated Edison of New York, 6.75%, 4/1/38	485	576
Consumers Energy, 5.80%, 9/15/35	1,000	1,008
Consumers Energy, 6.70%, 9/15/19	1,405	1,648
EDP Finance, 4.90%, 10/1/19 (1)	2,040	2,068
El Paso Electric, 6.00%, 5/15/35	600	572
Enel Finance International, 6.00%, 10/7/39 (1)	3,995	4,083
Entergy Gulf States Louisiana, 5.59%, 10/1/24	955	973
Entergy Louisiana, 5.40%, 11/1/24	800	820
Entergy Louisiana, 5.83%, 11/1/10	540	542
Exelon Generation, 6.25%, 10/1/39	1,325	1,382
FirstEnergy Solutions, 4.80%, 2/15/15 (1)	2,280	2,406
Illinois Power, 6.125%, 11/15/17	600	652
Monongahela Power, 5.70%, 3/15/17 (1)	540	533
Nevada Power, 5.875%, 1/15/15	665	733

Nevada Power, 6.65%, 4/1/36	2,460	2,656
Nevada Power, 6.75%, 7/1/37	840	910
NiSource Finance, 10.75%, 3/15/16	1,715	2,061
Northern States Power, 5.35%, 11/1/39	650	671
NRG Energy, 7.25%, 2/1/14	150	151
NRG Energy, 7.375%, 2/1/16	290	288
Pacific Gas & Electric, 4.80%, 3/1/14	575	624
Pennsylvania Electric, 6.15%, 10/1/38	1,000	1,021
Progress Energy, 7.05%, 3/15/19	235	273
Public Service Company of Oklahoma, 5.15%, 12/1/19	220	228
TECO Finance, 6.572%, 11/1/17	410	429
TECO Finance, 7.00%, 5/1/12	590	637
Virginia Electric & Power, 4.50%, 12/15/10	435	449
West Penn Power, 5.95%, 12/15/17 (1)	955	1,003
Westar Energy, 5.10%, 7/15/20	880	905
Xcel Energy, 7.00%, 12/1/10	435	458
		40,602
Natural Gas 6.2%		
AGL Capital, 5.25%, 8/15/19	2,420	2,514
Atmos Energy, 5.95%, 10/15/34	565	546
Atmos Energy, 8.50%, 3/15/19	635	802
Boardwalk Pipelines, 5.50%, 2/1/17	1,090	1,090
Boardwalk Pipelines, 5.75%, 9/15/19	760	772
Buckeye Partners, 5.50%, 8/15/19	1,855	1,918
Buckeye Partners, 6.05%, 1/15/18	480	513
DCP Midstream, 9.70%, 12/1/13 (1)	1,065	1,269
El Paso Natural Gas, 5.95%, 4/15/17	300	317
Enogex, 6.25%, 3/15/20 (1)	1,500	1,520
Enterprise Products Operations, 5.25%, 1/31/20	220	227

ASSET-BACKED SECURITIES 0.1%

Car Loan 0.0%

AmeriCredit Automobile Receivables Trust Series 2006-RM, Class A3 5.53%, 1/6/14	300	309
		309

Credit Card 0.1%

Capital One Multi-Asset Execution Trust Series 2003-C3, Class C3, VR 2.489%, 7/15/16	550	526
		526
Total Asset-Backed Securities (Cost $842)		835

NON-U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES 2.1%

Commercial Mortgage Backed Securities 2.1%

American Tower Trust Series 2007-1A, Class D 5.957%, 4/15/37 (1)	1,000	1,021
Bear Stearns Commercial Mortgage Securities Series 2005-PWR9, Class AAB 4.804%, 9/15/42	550	553
Bear Stearns Commercial Mortgage Securities Series 2005-T20, Class A1 4.94%, 10/12/42	91	91
Bear Stearns Commercial Mortgage Securities Series 2006-PW13, Class AAB 5.53%, 9/11/41	610	622
Bear Stearns Commercial Mortgage Securities Series 2007-PW17, Class A4, VR 5.694%, 6/11/50	525	460
Bear Stearns Commercial Mortgage Securities Series 2007-T28, Class A4, VR 5.742%, 9/11/42	600	588

Citigroup/Deutsche Bank Commercial Mortgage Series 2006-CD3, Class AAB 5.608%, 10/15/48	450	457
Citigroup/Deutsche Bank Commercial Mortgage Series 2007-CD4, Class ASB 5.278%, 12/11/49	540	512
Commercial Mortgage Loan Trust Series 2008-LS1, Class A3, VR 6.22%, 3/10/17	540	520
GE Capital Commercial Mortgage Series 2001-1, Class A2 6.531%, 5/15/33	300	312
Goldman Sachs Mortgage Securites II Series 2006-GG6, Class A4, VR 5.553%, 4/10/38	600	546
Greenwich Capital Commercial Funding Series 2007-GG9, Class A4 5.444%, 3/10/39	600	505
JPMorgan Chase Commercial Mortgage Securities Series 2003-LN1, Class A1 4.134%, 10/15/37	190	192
JPMorgan Chase Commercial Mortgage Securities Series 2005-LDP4, Class ASB, VR 4.824%, 10/15/42	885	903
JPMorgan Chase Commercial Mortgage Securities Series 2006-CB14, Class A4, VR 5.481%, 12/12/44	750	713
JPMorgan Chase Commercial Mortgage Securities Series 2006-LDP9, Class A3 5.336%, 5/15/47	600	555
JPMorgan Chase Commercial Mortgage Securitization Series 2007-LD11, Class A4, VR 6.006%, 6/15/49	525	474
LB-UBS Commercial Mortgage Trust Series 2006-C1, Class A4 5.156%, 2/15/31	940	915
LB-UBS Commercial Mortgage Trust Series 2007-C2, Class A3 5.43%, 2/17/40	610	513

Morgan Stanley Capital I Series 2007-HQ11, Class A4, VR 5.47%, 2/12/44	540	460
Morgan Stanley Capital I Series 2007-IQ14, Class A4, VR 5.692%, 4/15/49	540	428
Wachovia Bank Commercial Mortgage Trust Series 2006-C28, Class A4 5.572%, 10/15/48	600	553
Total Non-U.S. Government Mortgage-Backed Securities (Cost $11,814)		11,893

U.S. GOVERNMENT AGENCY OBLIGATIONS (EXCLUDING MORTGAGE-BACKED) 0.1%

U.S. Treasury Obligations 0.1%

U.S. Treasury Bonds, 4.50%, 5/15/38 (3)	285	300
Total U.S. Government Agency Obligations (Excluding Mortgage-Backed) (Cost $348)		300

FOREIGN GOVERNMENT OBLIGATIONS & MUNICIPALITIES 2.6%

Owned No Guarantee 1.8%

Abu Dhabi National Energy, 5.62%, 10/25/12 (1)	1,510	1,536
Codelco, 7.50%, 1/15/19 (1)	865	1,053
GAZ Capital, 7.288%, 8/16/37	1,150	1,064
Pemex Project Funding Master Trust, VR, 1.599%, 6/15/10 (1)	880	881
Petrobras International Finance, 5.75%, 1/20/20	1,400	1,433
Petrobras International Finance, 5.875%, 3/1/18	655	686
Petrobras International Finance, 7.875%, 3/15/19	750	873
Petroleos Mexicanos, 8.00%, 5/3/19	2,140	2,528
		10,054

Sovereign 0.8%

Republic of South Africa, 6.50%, 6/2/14	1,110	1,218

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Operations

($000s)

	6 Months Ended 11/30/09
Investment Income (Loss)	
Income	
Interest	$ 15,116
Dividend	449
Other	91
Total income	15,656
Expenses	
Investment management	1,148
Shareholder servicing	336
Prospectus and shareholder reports	16
Custody and accounting	79
Registration	31
Legal and audit	12
Directors	4
Miscellaneous	5
Reductions of fees and expenses	
Investment management fees waived	(33)
Total expenses	1,598
Net investment income	14,058
Realized and Unrealized Gain (Loss)	
Net realized gain (loss)	
Securities	7,321
Swaps	2
Net realized gain	7,323
Change in net unrealized gain (loss)	
Securities	45,297
Swaps	214
Change in net unrealized gain	45,511
Net realized and unrealized gain	52,834
INCREASE IN NET ASSETS FROM OPERATIONS	$ 66,892

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Corporate Income Fund (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund commenced operations on October 31, 1995. The fund seeks to provide high income and some capital growth.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the accompanying financial statements may differ from the value the fund ultimately realizes on the securities. Further, fund management believes that no events have occurred between November 30, 2009, the date of this report, and January 22, 2010, the date of issuance of the financial statements, that require adjustment of, or disclosure in, the accompanying financial statements.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Paydown gains and losses are recorded as an adjustment to interest income. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared daily and paid monthly. Capital gain distributions, if any, are generally declared and paid by the fund, annually.

Credits The fund earns credits on temporarily uninvested cash balances held at the custodian, which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

NOTE 2 - VALUATION

The fund’s investments are reported at fair value as defined under GAAP. The fund determines the values of its assets and liabilities and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Debt securities are generally traded in the over-the-counter (OTC) market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service.

Equity securities listed or regularly traded on a securities exchange or in the OTC market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation. Swaps are valued at prices furnished by independent swap dealers or by an independent pricing service.

Other investments, including restricted securities, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Valuation Inputs Various inputs are used to determine the value of the fund’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. The following table summarizes the financial instruments, based on the inputs used to determine their values on November 30, 2009:

Following is a reconciliation of the fund’s Level 3 holdings for the six months ended November 30, 2009. Gain (loss) reflects both realized and change in unrealized gain (loss) on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain/loss on Level 3 instruments held at November 30, 2009, totaled $(35,000) for the six months ended November 30, 2009.

NOTE 3 - DERIVATIVE INSTRUMENTS

During the six months ended November 30, 2009, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, or to adjust portfolio duration and credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. Investments in derivatives can magnify returns positively or negatively; however, the fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover the settlement obligations under its open derivative contracts. During the six months ended November 30, 2009, the fund’s exposure to derivatives, based on underlying notional amounts, was generally between 0% and 1% of net assets.

The fund values its derivatives at fair value, as described below and in Note 2, and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges.

As of November 30, 2009, the fund held credit derivatives with a fair value of $290,000, included in unrealized loss on swaps, on the accompanying Statement of Assets and Liabilities.

Additionally, during the six months ended November 30, 2009, the fund recognized $2,000 of realized gain on Swaps and a $214,000 change in unrealized gain on Swaps related to its investments in credit derivatives; such amounts are included on the accompanying Statement of Operations.

Credit Default Swaps The fund is subject to credit risk in the normal course of pursuing its investment objectives and uses swap contracts to help manage such risk. The fund may use swaps in an effort to manage exposure to changes in interest rates and credit quality, to adjust overall exposure to certain markets, to enhance total return or protect the value of portfolio securities, to serve as a cash management tool, and/or to adjust portfolio duration or credit exposure. Credit default swaps are agreements where one party (the protection buyer) agrees to make periodic payments to another party (the protection seller) in exchange for protection against specified credit events, such as certain defaults and bankruptcies related to an underlying credit instrument, index, or issuer thereof. Upon occurrence of a specified credit event, the protection seller is required to pay the buyer the difference between the notional amount of the swap and the value of the underlying credit, either in the form of a net cash settlement or by paying the gross notional amount and accepting delivery of the relevant underlying credit. The value of a swap included in net assets is the unrealized gain or loss on the contract. Appreciated swaps are reflected as assets, and depreciated swaps are reflected as liabilities on the accompanying Statement of Assets and Liabilities. Net periodic receipts or payments required by swaps are accrued daily and are recorded as realized gain or loss for financial reporting purposes; fluctuations in the fair value of swaps are reflected in the change in net unrealized gain or loss and are reclassified to realized gain or loss upon termination prior to maturity or cash settlement. Risks related to the use of credit default swaps include the possible inability of the fund to accurately assess the current and future creditworthiness of underlying issuers, the possible failure of a counterparty to perform in accordance with the terms of the swap agreements, potential government regulation that could adversely affect the fund’s swap investments, and potential losses in excess of the fund’s initial investment.

Counterparty Risk and Collateral The fund has entered into collateral agreements with certain counterparties to mitigate counterparty risk associated with over-the-counter (OTC) derivatives, including swaps and forward currency exchange contracts. Subject to certain minimum exposure requirements (which range from $100,000 to $500,000), collateral generally is determined based on the net aggregate unrealized gain or loss on all OTC derivative contracts with a particular counterparty. Collateral, both pledged by and for the benefit of the fund, is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies. Securities posted as collateral by the fund are so noted in the accompanying Portfolio of Investments and remain in the fund’s net assets. As of November 30, 2009, securities valued at $300,000 had been posted by the fund for the benefit of counterparties and no collateral was pledged by counterparties for the benefit of the fund.

The fund’s maximum risk of loss from counterparty credit risk on OTC derivatives is the aggregate unrealized gain on appreciated contracts in excess of any collateral pledged by the counterparty for the benefit of the fund. In accordance with standard derivatives agreements, counterparties to OTC derivatives may be able to terminate derivative contracts prior to maturity in the event the fund fails to maintain sufficient asset coverage; its net assets decline by stated percentages; or it otherwise fails to meet the terms of its agreements, which would cause the fund to accelerate payment of any net liability owed to the counterparty under the contract.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Other Purchases and sales of portfolio securities other than short-term and U.S. government securities aggregated $189,168,000 and $101,806,000, respectively, for the six months ended November 30, 2009. Purchases and sales of U.S. government securities aggregated $0 and $4,228,000, respectively, for the six months ended November 30, 2009.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of November 30, 2009.

In accordance with federal tax regulations, the fund deferred recognition of certain capital loss amounts previously recognized in the prior fiscal year for financial reporting purposes until the current fiscal period for tax purposes. Such deferrals amounted to $4,760,000 and related to net capital losses realized between November 1 and the fund’s fiscal year-end date. Further, the fund intends to retain realized gains to the extent of available capital loss carryforwards. As of May 31, 2009, the fund had $13,240,000 of unused capital loss carryforwards, of which $2,666,000 expire in fiscal 2011, $1,017,000 expire in fiscal 2015, and $862,000 expire in fiscal 2016, and $8,695,000 in fiscal 2017.

At November 30, 2009, the cost of investments for federal income tax purposes was $524,900,000. Net unrealized gain aggregated $39,055,000 at period-end, of which $44,425,000 related to appreciated investments and $5,370,000 related to depreciated investments.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.15% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.285% for assets in excess of $220 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At November 30, 2009, the effective annual group fee rate was 0.31%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the six months ended November 30, 2009, expenses incurred pursuant to these service agreements were $53,000 for Price Associates; $68,000 for T. Rowe Price Services, Inc.; and $12,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) may invest. The Spectrum Funds do not invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to a special servicing agreement, expenses associated with the operation of the Spectrum Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds.

Expenses allocated under this agreement are reflected as shareholder servicing expense in the accompanying financial statements. For the six months ended November 30, 2009, the fund was allocated $204,000 of Spectrum Funds’ expenses, of which $146,000 related to services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At November 30, 2009, approximately 51% of the outstanding shares of the fund were held by the Spectrum Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

The fund may also invest in certain T. Rowe Price institutional funds (underlying institutional funds) as a means of gaining efficient and cost-effective exposure to certain markets. The underlying institutional funds are open-end management investment companies managed by Price Associates and/or T. Rowe Price International, Inc. (collectively, the Price managers) and are considered affiliates of the fund. Each underlying institutional fund pays an all-inclusive management and administrative fee to its Price manager. To ensure that the fund does not incur duplicate fees, each Price manager has agreed to permanently waive a portion of its management fee charged to the fund in an amount sufficient to fully offset the fees paid by the underlying institutional funds related to fund assets invested therein. Accordingly, the accompanying Statement of Operations includes management fees permanently waived pursuant to this agreement. Annual fee rates and amounts waived within the accompanying Statement of Operations related to shares of the underlying institutional funds for the six months ended November 30, 2009, are as follows:

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Corporate Income Fund, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	January 22, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	January 22, 2010

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	January 22, 2010